Exhibit 99.2

                                                       [CONFORMED COPY]



                            OPTION AGREEMENT


           OPTION AGREEMENT (this "Agreement") made this 2nd day of February, 1998, among Adamar of Nevada ("Purchaser"), a Nevada corporation, the parties designated on Exhibit A attached hereto and made a part hereof (hereinafter collectively called the "Jaffe Group"), Aztar Corporation ("Guarantor"), a Delaware corporation, and Hotel Ramada of Nevada ("Lessee"), a Nevada corporation. Purchaser and the Jaffe Group, and/or Purchaser, the Jaffe Group, Guarantor and Lessee, as the case may be, are sometimes hereinafter referred to as "the parties."

                         W I T N E S S E T H :

           WHEREAS, Purchaser and the Jaffe Group are partners in a partnership (the "Partnership") known as Tropicana Enterprises and formed pursuant to that certain Amended and Restated Partnership Agreement dated as of November 1, 1984, as amended, clarified and supplemented by the letter agreement dated as of November 19, 1984, the First Amendment thereto dated as of June 19, 1985, the letter agreement dated as of December 15, 1987 and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Partnership Agreement"); and

           WHEREAS, certain obligations under the Partnership Agreement have been guaranteed by Guarantor pursuant to, inter alia, that certain Tropicana Enterprises Partnership Guaranty and Agreement dated as of December 20, 1989 (any such guaranty, the "Partnership Agreement
 Guaranty");

           WHEREAS, the Partnership owns certain real property located in the County of Clark, State of Nevada, commonly known as the Tropicana Hotel/Casino in Las Vegas, Nevada and more particularly described in Exhibit B attached hereto and made a part hereof (the "Land"), together with improvements ("Improvements") and certain personal property located thereon (the Land, Improvements and personal property hereinafter collectively referred to as the "Tropicana Hotel/Casino"); and

           WHEREAS, the Partnership has leased the Tropicana Hotel/Casino to Lessee under that certain Amended and Restated Lease (Tropicana Hotel/Casino) dated as of November 1, 1984, as amended, clarified and supplemented by the First Amendment thereto dated as of January 1, 1986, the letter agreement clarifying "Maximum Encumbrance Ceiling" dated as of April 15, 1986, the letter agreement captioned "Memorandum of Date of Completion of Construction under Amended and Restated Lease (Tropicana Hotel/Casino)" dated as of April 15, 1986, and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Lease"); and

           WHEREAS, certain obligations under the Lease have been guaranteed by Guarantor pursuant to, inter alia, that certain Tropicana Hotel Lease Guaranty and Agreement dated as of December 20, 1989 (any such guaranty, the "Lease Guaranty"); and

           WHEREAS, the Partnership, predecessors in interest to the Jaffe Group and to Trop. C. C., a Nevada general partnership, Ramada Inc., a Delaware corporation f/n/a Ramada Inns, Inc. ("Ramada"), Lessee and Adamar of New Jersey, Inc., a New Jersey corporation ("Ramada-NJ"), are parties to that certain Agreement dated as of September 1, 1980 (the "Trade Name Agreement") pursuant to which Lessee, Ramada and Ramada-NJ were given the right to use the trade name "Tropicana" and certain other names (collectively, the "Trade Name") on the terms and conditions therein described; and

           WHEREAS, Purchaser desires to obtain an exclusive option (the "Option") to purchase the Jaffe Group's interests in the Tropicana Hotel/Casino, the Lease, the Partnership, the Trade Name and the Trade Name Agreement as such interests are set forth on Exhibit A hereto or may be otherwise held by the Jaffe Group (the Partnership, the Trade Name and the Trade Name Agreement, collectively, the "Interest," and the Tropicana Hotel/Casino and the Lease, collectively, the "Quitclaim Interest") and the Jaffe Group is willing to grant the Option on the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the payment by Purchaser to the Jaffe Group of TWO MILLION DOLLARS ($2,000,000) (the "Option Fee"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto do hereby agree that:

           1. Option. The Jaffe Group hereby grants to Purchaser the Option to purchase the Interest and the Quitclaim Interest in accordance with the provisions of this Agreement. The Option Fee (A) has been paid by Purchaser to the Jaffe Group by wire transfer in immediately available funds to XXXXX XXXXXXXX XXXXX XXXXX XXXX XXXX XXXXX XXXXX XXXXXX XXXXX XXXXX XXXXXX XXXXXX XXXXX XXXXX XXXXXX XXXXX XXXXX XXXXX XXXXX XXXXX XXXX XXXX XXXX XXXX XXXXX, (B) is earned as of the date hereof and (C) is non-refundable in all events, but may be applied as a credit against the Option Price (hereinafter defined) as set forth in Section 4 hereof.

           2. Term. Purchaser shall have the right to exercise the Option by the simultaneous delivery of (A) a notice (the "Option Notice") to the Jaffe Group in the form of the notice attached hereto as Exhibit C-1, given at any time during the period (the "Option Term") from the date hereof through 11:59pm on February 1, 1999 (the "Expiration Date"), as such Option Term and Expiration Date may be extended pursuant to Section 3 hereof and (B) an earnest money deposit (the "Earnest Money Deposit") in the amount of THREE MILLION DOLLARS ($3,000,000) to the Title Company (as defined in the Purchase Agreement (hereinafter defined)) pursuant to the Escrow Agreement (as defined in the Purchase Agreement); provided, however, that Purchaser (or its assignee) shall not have the right to exercise the Option during any period during which there is (x) an uncured material monetary default or (y) an uncured material non-monetary default that is adverse to the Jaffe Group (in either event, beyond any applicable cure period) by Purchaser under the Partnership Agreement or Lessee under the Lease.

           3. Extension. Purchaser shall have the one-time right to extend the Option Term (and, thereby, the Expiration Date) for an additional six (6) month period (the "Extension Term"), i.e., through 11:59 pm on July 30, 1999, upon (A) payment by Purchaser to the Jaffe Group of ONE MILLION DOLLARS ($1,000,000) (the "Extension Fee") prior to the Expiration Date, and (B) notice (the "Extension Notice") to the Jaffe Group in the form of the notice attached hereto as Exhibit C-2 given at any time during the Option Term. The Extension Fee shall be
 (x) paid by wire transfer of immediately available funds to the account specified in Section 1 hereof or to an account otherwise designated by the Jaffe Group Representative (hereinafter defined), (y) earned as of the date received by the Jaffe Group and (z) non-refundable and non-applicable to the Option Price in all events.

           4.   Option Price.

           (A) The Option may be exercised at any time during the Option Term upon payment to the Jaffe Group of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) (the "Option Price") payable, at the Jaffe Group's option, as follows:

                (i) (a) ONE MILLION DOLLARS ($1,000,000) by assumption of the obligation (pursuant to Article X of the Partnership Agreement) to repay that certain ONE MILLION DOLLAR ($1,000,000) security deposit paid by Lessee to the Partnership pursuant to Article XIII, Paragraph A of the Lease (the "Security Deposit"); and

                     (b)  ONE HUNDRED NINETEEN MILLION DOLLARS
 ($119,000,000) by wire transfer to the Jaffe Group of immediately available funds to the account specified in Section 1 hereof or to an account otherwise designated by the Jaffe Group Representative, or, at the Jaffe Group's option as set forth in Section 6 hereof, by transfer of cash and property in connection with a tax-deferred transaction (the "Tax-Deferred Transaction"); provided, however, that said ONE HUNDRED NINETEEN MILLION DOLLARS ($119,000,000) shall be reduced by (x) the amount of the Option Fee (i.e., TWO MILLION DOLLARS ($2,000,000)) if the Option Notice is served within the Option Term and prior to the commencement of the Extension Term or (y) one-half of the amount of the Option Fee (i.e., ONE MILLION DOLLARS ($1,000,000)) if the Option Notice is served within the Option Term and subsequent to the commencement of the Extension Term (it being understood that the Extension Fee shall in no event be applied in reduction of the Option Price) ((x) or (y), as the case may be, the "Option Fee Adjustment") and (z) the Earnest Money Deposit to the extent the same is distributed to the Jaffe Group pursuant to the terms and conditions of the Escrow Agreement (the "Earnest Money Deposit Adjustment"); provided further that, in either event, the transaction contemplated hereby is in fact consummated pursuant to Section 6 hereof; or

                (ii) ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) by wire transfer to the Jaffe Group of immediately available funds to the account specified in Section 1 hereof or to an account otherwise designated by the Jaffe Group Representative, or, at the Jaffe Group's option as set forth in Section 6 hereof, pursuant to the Tax-Deferred Transaction; provided, however, that said ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) shall be reduced by the Option Fee Adjustment and the Earnest Money Deposit Adjustment if and when the transaction contemplated hereby is in fact consummated pursuant to Section 6 hereof; and provided further, however, that ONE MILLION DOLLARS ($1,000,000) by cashier's, official bank or certified check payable to Purchaser has been delivered to Purchaser in return for Purchaser's assumption of the obligation to repay the Security Deposit.

           (B) Notwithstanding anything set forth in this Agreement to the contrary, the parties agree that upon the Jaffe Group's conveyance of the Interest and the Quitclaim Interest and repayment in full or release of the Jaffe Group Loan (as defined in the Purchase Agreement) as contemplated herein, the Jaffe Group shall have no liability for any indebtedness of the Partnership.

           5.   Affirmation of Lease and Partnership Agreement.

           (A) Lessee and Guarantor hereby covenant that the Lease and Lease Guaranty, respectively, are and shall remain in full force and effect, notwithstanding the entering into of this Agreement, and that the obligations of Lessee and Guarantor and rights of the lessor thereunder shall (x) not be affected by (i) the execution of this Agreement or the transactions contemplated hereunder or (ii) any default of the Jaffe Group under this Agreement or the Purchase Agreement, and (y) continue in accordance with the provisions thereof.

           (B) Purchaser and Guarantor hereby covenant that the Partnership Agreement and the Partnership Agreement Guaranty, respectively, are and shall remain in full force and effect, notwithstanding the entering into of this Agreement, and that the obligations of Purchaser and Guarantor and rights of the Jaffe Group thereunder shall (x) not be affected by (i) the execution of this Agreement or the transactions contemplated hereunder or (ii) any default of the Jaffe Group under this Agreement or the Purchase Agreement, and (y) continue in accordance with the provisions thereof.

           6. Purchase Agreement. Upon delivery of an Option Notice, the Jaffe Group shall within five (5) business days give notice (the "Contract Notice") to Purchaser of the Jaffe Group's election to consummate the transaction contemplated by this Agreement pursuant to:
 (A) the purchase agreement (the "Purchase Agreement") attached hereto as Exhibit D or (B) a purchase agreement to effectuate the Tax-Deferred Transaction (the "Tax-Deferred Transaction Contract") (the Purchase Agreement and the Tax-Deferred Transaction Contract, collectively or individually, as the context may require, the "Contract"). Upon the delivery of a Contract Notice electing the Purchase Agreement, the Purchase Agreement shall be deemed to have been executed by the parties hereto and dated as of the date of the delivery of such Contract Notice, and the parties shall, as purchaser and seller, respectively, perform the obligations contained in the Purchase Agreement to be performed by them. Upon the delivery of a Contract Notice electing the Tax-Deferred Transaction Contract, Purchaser and the Jaffe Group hereby agree to use commercially reasonable efforts to cooperate with each other to consummate the Tax-Deferred Transaction Contract upon terms substantially similar to those contained in the Purchase Agreement but for modifications necessary to meet the technical transactional requirements of the Tax-Deferred Transaction; provided that such modifications do not affect Purchaser in a materially adverse manner; and provided further that the Tax-Deferred Transaction Contract shall be deemed to have been executed by the parties hereto and dated as of the date of the delivery of such Contract Notice, and the parties shall, as purchaser and seller, respectively, perform the obligations to be contained in the Tax-Deferred Transaction Contract to be performed by them. In the event that the Jaffe Group does not give Purchaser the Contract Notice within the requisite five (5) business days, or if the Tax-Deferred Transaction Contract cannot be entered into pursuant to the terms hereof within twenty (20) days after the Jaffe Group's delivery of the Contract Notice, then, in either event, anything to the contrary set forth herein notwithstanding, Purchaser shall have the right to serve notice (the "Second Notice") upon the Jaffe Group declaring that the Purchase Agreement shall be deemed elected by the Jaffe Group and executed by the parties hereto as of the date of said notice (provided that if an original Contract Notice had been given to Purchaser the effective date of the Purchase Agreement shall not be modified) if the Contract Notice is not so given or the Tax-Deferred Transaction Contract not so entered into within three (3) business days thereafter. The parties hereto agree that notwithstanding anything to the contrary set forth herein, if the Contract Notice is not so given or the Tax-Deferred Transaction Contract not so entered into within said three (3) business days, then the Purchase Agreement shall be deemed elected by the Jaffe Group and executed by the parties hereto. In such event, the Purchase Agreement shall be deemed dated as of the date of the Second Notice (provided that if an original Contract Notice had been given the effective date of the Purchase Agreement shall not be modified) and the parties shall, as purchaser and seller, respectively, perform the obligations contained in the Purchase Agreement to be performed by them. Nothwithstanding anything contained herein to the contrary, at such time as the Contract shall be deemed effective, (x) Lessee and Guarantor shall be deemed to have executed the Contract and (y) if Purchaser shall have assigned its rights and obligations hereunder, Adamar of Nevada shall nonetheless be deemed to have executed the Contract for the purpose of evidencing its obligations under Paragraph 13 thereunder. The Jaffe Group shall have the right to require that Adamar of Nevada, Lessee and Guarantor execute and deliver a Contract to the Jaffe Group at Closing.

           7. Closing. The closing of title under the Contract ("Closing") shall take place on the date ("Closing Date") on which the thirtieth (30th) calendar day following the date of the Contract occurs, except that the Closing shall occur on the next business day if the thirtieth (30th) calendar day following the date of the Contract is not a business day, except as otherwise provided in this Agreement or the Contract or as mutually agreed between the parties.

           8. Memorandum. Simultaneously herewith, the Jaffe Group agrees to execute and deliver to Purchaser, in recordable form, a memorandum of this Agreement, which Purchaser may file for record.
 Such memorandum will be in the form of Exhibit E annexed hereto. Simultaneously herewith, Purchaser agrees to execute and deliver to the Title Company in escrow a termination agreement (the "Termination Agreement") in recordable form that terminates the aforesaid memorandum. The Termination Agreement will be in the form of Exhibit F annexed hereto. At any time after the Expiration Date or earlier termination of the Option pursuant to the terms of this Agreement, if Purchaser shall not have exercised the Option, then the Jaffe Group shall have the right to petition the Title Company for the release of the Termination Agreement from escrow, as more particularly set forth in an escrow agreement to be entered into among Title Company, Purchaser and the Jaffe Group. The parties hereto hereby agree to enter into an escrow agreement that is reasonably acceptable to the Escrow Agent and the parties hereto promptly after the execution of this Agreement, provided that the escrow agreement provides that the Title Company shall deliver the Termination Agreement to the Jaffe Group upon receipt of a written affidavit of the Jaffe Group Representative stating that the Option has not been exercised on or before the Expiration Date or earlier termination of the Option and that Purchaser is not afforded any extension rights.

           9.   Assignment.

                (A) Purchaser shall have the absolute right and authority, at any time, without the consent of the Jaffe Group, to sell, transfer, assign or otherwise dispose of, including, without limitation, by reason of merger, acquisition, consolidation or similar transaction (collectively, "Transfer"), all of its rights hereunder to any person, partnership, corporation or other entity; and any such assignee shall be entitled to all of the rights and powers, and shall assume all of the obligations, of Purchaser hereunder; provided, however, that any such assignment shall not release Adamar of Nevada, Lessee or Guarantor from their respective obligations under sub-subparagraphs 13C(iv) and 13C(v) and subparagraphs 13D and 13E of the Purchase Agreement (it being expressly understood, however, that under no circumstances shall Purchaser, Adamar of Nevada, Lessee or Guarantor have any indemnification or similar obligations in connection with the actions or inactions of an assignee of Purchaser hereunder). Purchaser hereby consents, as such consent may be required under the Partnership Agreement or any other instrument to which Purchaser is a party, to the purchase of the Interest by Purchaser or any assignee of Purchaser hereunder. Notwithstanding anything to the contrary set forth herein, any assignment of Purchaser's interests hereunder shall not be deemed to supersede any restrictions on assignments by Purchaser under the Partnership Agreement, Lessee under the Lease, or Guarantor under the Partnership Agreement Guaranty or the Lease Guaranty, nor shall any such assignment release any of the foregoing from their obligations thereunder (it being expressly understood, however, that said restrictions shall in no way restrict the right of Purchaser to assign its rights hereunder).

                (B) The Jaffe Group shall not, during the Option Term, Transfer the Interest or the Quitclaim Interest, to the extent the Interest and the Quitclaim Interest may be otherwise assignable, to any person, partnership, corporation, trust, limited liability company or other entity without the prior written consent of Purchaser; provided, however, that each member of the Jaffe Group may Transfer the Interest and the Quitclaim Interest to any person, partnership, corporation, trust, limited liability company or other entity permitted without the prior consent of Purchaser pursuant to the terms and conditions of the Partnership Agreement (each a "Partnership Permitted Transferee") or to any person, partnership, corporation, trust, limited liability company or other entity controlling, controlled by or under common control with said Jaffe Group member or Partnership Permitted Transferee. Any such permitted assignee of a member of the Jaffe Group shall be entitled to all of the rights and powers, and shall assume all of the obligations, of the Jaffe Group hereunder.

           10.  Representations, Warranties and Covenants.

                (A) The Jaffe Group hereby represents and warrants (which representations and warranties shall (x) pertain to each constituent of the Jaffe Group solely to the extent of each constituent's interest in the Interest, (y) survive the execution and delivery of this Agreement and (z) expire twelve (12) months after the Expiration Date or earlier termination of this Agreement pursuant to the terms hereof, i.e., Purchaser shall have no right to assert any claim arising out of the representations and warranties contained herein after such 12 month period) to Purchaser that:

                     (i) the Jaffe Group has the full right, power, authority and capacity to enter into this Agreement and undertake all of the performances contemplated hereunder; and

                     (ii) the execution and delivery by the Jaffe Group of this Agreement and the performance of its obligations hereunder will not result in any:

                          (a)  breach, violation or default under, or be
 in conflict with, any of the terms or conditions of any organizational documents or other agreements of the Jaffe Group other than agreements in connection with any indebtedness of the Partnership (including the Jaffe Group Loan, although it is expressly understood and agreed that the Jaffe Group Loan will nonetheless be repaid in full or released as of the Closing Date ), as such may have been heretofore amended and in force on the date hereof; or

                          (b) to the best of the Jaffe Group
 Representative's knowledge, material and adverse breach or violation of, or default under or be in conflict, in any material and adverse respect, with any of the terms and conditions of any judgment, order, injunction, decree, or ruling of any court or governmental authority, or any agreement or other instrument to which the Jaffe Group is a party or by which it is bound other than agreements or instruments in connection with any indebtedness of the Partnership (including the Jaffe Group Loan, although it is expressly understood and agreed that the Jaffe Group Loan will nonetheless be repaid in full or released as of the Closing Date ), a conflict with, default under, or breach or violation of which would have an adverse effect on the financial condition of the Interest or would materially impair the ability of the Jaffe Group to perform its obligations hereunder; and

                     (iii) the execution and delivery of this Agreement and the performance of the Jaffe Group's obligations hereunder are duly authorized by all necessary action, and this Agreement, when executed and delivered by the Jaffe Group, will constitute the legal, valid and binding obligation of the Jaffe Group enforceable in accordance with its terms, subject to creditor's rights; and

                     (iv)  to the best of the Jaffe Group
 Representative's knowledge, no consent, approval or authorization of any governmental authority is required in connection with the execution, delivery and performance of this Agreement; and

                     (v) the Jaffe Group has good and valid title to the Interest, free and clear of all mortgages, pledges, security interests, liens, charges, options or other encumbrances of any nature whatsoever (collectively, "Liens"), except for the Liens (the "Permitted Liens") set forth on Schedule I attached hereto and made a part hereof; and the Jaffe Group hereby covenants that the Interest will remain free and clear of all Liens, except for the Permitted Liens and Liens created by Purchaser or the Partnership, throughout the Option Term and, if Purchaser exercises the Option, through the Closing Date; and

                     (vi) as of the date of this Agreement, there is no claim, action or proceeding pending or, to the best knowledge of the Jaffe Group Representative, threatened against the Jaffe Group by or before any governmental entity with respect to the Interest which could reasonably be expected to have a material adverse effect on the Interest or that challenges the validity of this Agreement or the ability of the Jaffe Group to perform its obligation hereunder to convey to Purchaser good and valid title to the Interest, excepting, however, any claims, actions or proceedings of which Purchaser has knowledge, including but not limited to the widening of Reno Road.

                (B) Purchaser hereby represents and warrants (which representations and warranties shall survive the execution and delivery of this Agreement and expire 12 months after the Expiration Date or earlier termination of this Agreement pursuant to the terms hereof) to the Jaffe Group that:

                     (i) the Purchaser has the full right, power, authority and capacity to enter into this Agreement and undertake all of the performances contemplated hereunder; and

                     (ii) the execution and delivery by Purchaser of this Agreement and the performance of its obligations hereunder will not result in any:

                          (a)  breach, violation or default under, or be
 in conflict with, any of the terms or conditions of any organizational documents or other agreements of Purchaser, as such may have been heretofore amended and in force on the date hereof; or

                          (b) to the best of Purchaser's knowledge,
 material and adverse breach or violation of, or default under or be in conflict, in any material and adverse respect, with any of the terms and conditions of any judgment, order, injunction, decree, or ruling of any court or governmental authority, or any agreement or other instrument to which Purchaser is a party or by which it is bound, a conflict with, default under, or breach or violation of which would have an adverse effect on the financial condition of the Interest or would materially impair the ability of Purchaser to perform its obligations hereunder; and

                     (iii) the execution and delivery of this Agreement and the performance of Purchaser's obligations hereunder are duly authorized by all necessary action, and this Agreement, when executed and delivered by Purchaser, will constitute the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to creditor's rights; and

                     (iv) to the best of Purchaser's knowledge, no consent, approval or authorization of any governmental authority is required in connection with the execution, delivery and performance of this Agreement.

           11. Estoppels. (A) The Jaffe Group shall execute and deliver to Purchaser, at such time or times as Purchaser may request, but not more than twice, a certificate stating (i) whether or not this Agreement is in full force and effect, (ii) to the best of the Jaffe Group Representative's knowledge, whether or not Purchaser has defaulted in any of the terms of this Agreement, (iii) whether or not this Agreement has been modified or amended in any respect, and (iv) whether or not, to the best of the Jaffe Group Representative's knowledge, there are any defaults under this Agreement or any reason why the Jaffe Group cannot comply with the terms and conditions contained in this Agreement.

                (B) Purchaser shall execute and deliver to the Jaffe Group at such time or times as the Jaffe Group may request a certificate stating (i) whether or not this Agreement is in full force and effect, (ii) whether or not the Jaffe Group has defaulted in any of the terms of this Agreement, (iii) whether or not this Agreement has been modified or amended in any respect, and (iv) whether or not, to the best of Purchaser's knowledge, there are any defaults under this Agreement or any reason why Purchaser cannot comply with the terms and conditions contained in this Agreement.

           12. No Broker. The Jaffe Group and Purchaser each represent and warrant to the other that it has not dealt with any broker, finder or similar agent in connection with the transaction provided for in this Agreement. The Jaffe Group and Purchaser agree to indemnify and hold each other harmless from and against any loss, claim, liability and expense (including, without limitation, reasonable attorneys' fees) incurred by, imposed upon or payable by the indemnified party in connection with claims of any brokers or persons for commissions or finders' or similar fees upon or in connection with this Agreement or the transaction contemplated hereby where such claims arise from the communications or action of the indemnifying party.

           13. Condemnation/Casualty. During the Option Term, notwithstanding any provision of this Agreement to the contrary, if (A) there is damage to or destruction of all or any portion of the Tropicana Hotel/Casino (a "Casualty"), or (B) there is a taking of all or any portion of the Tropicana Hotel/Casino through the power of eminent domain (a "Taking"), then, in either or both of such events, this Agreement shall remain in full force and effect; the Jaffe Group shall, however, at Closing pay, transfer, convey and assign to Purchaser (x) any and all insurance proceeds resulting from a Casualty theretofore received by the Jaffe Group together with any and all rights of the Jaffe Group to receive same, and (y) any and all condemnation awards resulting from a Taking theretofore received by the Jaffe Group together with any and all rights of the Jaffe Group to receive same, excepting, however, any and all condemnation awards resulting from the widening of Reno Road, which awards shall be shared equally between Purchaser and the Jaffe Group if received by the Partnership prior to the Closing Date.

           14. Jaffe Group Representative. The Jaffe Group hereby appoints Cary S. Glenner (the "Jaffe Group Representative") as agent for each and every member of the persons or entities constituting the Jaffe Group for all purposes in connection with the transaction contemplated by this Agreement. Communications to and/or from the Jaffe Group Representative shall have the same force and effect as communications to and/or from each person or entity constituting the Jaffe Group and Purchaser shall have the right to rely on notices, communications, consents and agreements of the Jaffe Group Representative as given and made by and/or on behalf of each and every person or entity constituting the Jaffe Group. The Jaffe Group may appoint a substitute Jaffe Group Representative in accordance with the notice procedures set forth in Section 15 of this Agreement.

           15. Notice. Any notice, designation, consent, approval or other communication required or permitted to be given pursuant to this Agreement, shall be given in writing and shall be sent by hand delivery, a reputable, nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows and, if mailed within the United States, shall be deemed to have been given three (3) business days after so mailed:

           If to the Jaffe Group:

                Guarantee Associates, L.L.C.
                3115 Ridge Road, Second Floor
                Lansing, Illinois 60438
                Attention:  Mr. Cary S. Glenner

                with a copy to:

                Katten Muchin & Zavis
                525 West Monroe Street - Suite 1600
                Chicago, Illinois 60661
                Attention:  Daniel J. Perlman, Esq.

           If to Purchaser:

                Adamar of Nevada
                c/o Aztar Corporation
                2390 East Camelback Road
                Phoenix, Arizona 85016-3452
                Attention:  Mr. Robert M. Haddock

                with a copy to:

                Skadden, Arps, Slate, Meagher & Flom LLP
                919 Third Avenue
                New York, New York 10022
                Attention:  Wallace L. Schwartz, Esq.

 or, in either case, to such other address as either party may have previously notified the other pursuant to the provisions of this
 Section 15.

           16. Antitrust. The parties have determined that the transactions contemplated by this Agreement may be subject to the reporting requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "Act"). Accordingly, each party (and/or their respective permitted assignees) shall forthwith proceed to make the necessary filings, and diligently take all other actions necessary to comply with the Act and the rules and regulations thereunder.
 Purchaser (and/or its permitted assignee) shall be responsible for both party's filing fees, if any, incurred as a result of the parties' filing obligations set forth in the preceding sentence. It shall be a condition precedent to Purchaser's right to exercise the Option that clearance be obtained for the contemplated transaction, as required under the Act, prior to the Expiration Date (as such may be extended pursuant to the terms hereof).

           17. Conveyance. Notwithstanding anything to the contrary set forth herein, it is expressly understood and agreed between the parties that the Jaffe Group's conveyance of the Quitclaim Interest as contemplated by this Agreement shall include a quitclaim of all interests whatsoever, if any, the Jaffe Group may have therein.

           18. Conditions Precedent. (A) Payment of the Earnest Money Deposit (as provided in Section 2 hereof) and (B) to the extent required under the applicable loan documents, receipt by the Jaffe Group of the consent of the beneficiary of the indebtedness of the Partnership (as such indebtedness is set forth at Exception B.20 of the title commitment attached as Exhibit D to the Purchase Agreement) to the Closing and the withdrawal of the Jaffe Group from the Partnership (and releasing the Jaffe Group from any further liability in connection with such indebtedness thereafter), shall be conditions precedent to Purchaser's exercise of the Option.

           19. Trustees. Anything herein to the contrary notwithstanding, each and all of the representations, warranties, covenants, undertakings and agreements in this Agreement made on the part of the Jaffe Group, as such, are made and intended not as personal representations, warranties, covenants, undertakings and agreements by the trustees that are signatories hereto or for the purpose or with the intention of binding said trustees personally, but are made and intended for the purpose of binding, and shall bind, only the trust property, and this Agreement is executed and delivered by said trustees not in their own right, but solely in the exercise of the powers conferred upon them as trustees; no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, the trustees, as such, or any of the beneficiaries, as such, under any trust on account of this Agreement or on account of any representation, warranty, covenant, undertaking or agreement of the trustees in this Agreement contained, either expressed or implied, any such personal liability being expressly waived and released.

           20. No Merger. There shall be no merger of the Lease or of any leasehold estate created thereby by reason of the fact that the same person may acquire or hold, directly or indirectly, the Lease or any leasehold in the Land or the Improvements and any interest in the fee to same.

           21. Governing Law. This Agreement shall be construed and governed by the laws of the State of New York.

           22. Severability. Any provision of this Agreement that is not enforceable under the laws of the State of New York shall be construed to be severable from the other provisions hereof without affecting the enforceability of the remaining provisions.

           23. Interpretation. Whenever the singular or the masculine gender is used in this Agreement, it shall be construed as if the plural, or the feminine or neuter gender, respectively, had been used where the context so requires and the rest of the sentence shall be construed as if the grammatical and terminological changes thereby rendered necessary had been made.

           24. No Oral Modification. This Agreement contains the entire understanding of the parties and may not be changed or modified orally but only by written instrument signed by the parties hereto.

           25. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto.

           26. Further Assurances. In addition to the obligations required to be performed hereunder by the parties at the Closing, the parties agree from time to time, whether before, at or after the Closing, to perform such other acts, and to execute, acknowledge and deliver such other instruments, documents and other materials as either party may reasonably request in order to effectuate the consummation of the transaction contemplated hereunder, if and to the extent that responding to such request would not be materially adverse to the responding party.

           27. Remedies. It is expressly agreed that the remedies at law for the breach of any of the obligations of the Jaffe Group set forth in this Agreement are inadequate in view of (A) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of the Jaffe Group to comply fully with each of said obligations and (B) the uniqueness of the Partnership and the Tropicana Hotel/Casino. Accordingly, each of the aforesaid obligations shall be, and is hereby expressly made, enforceable by specific performance, which remedy shall be Purchaser's sole remedy for the breach by the Jaffe Group of any of its obligations hereunder.

           28. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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           IN WITNESS WHEREOF, the parties hereto have executed this
 Agreement on the date and year first above written.

                            PURCHASER:

                            Adamar of Nevada


                            By:  /s/ Robert M. Haddock
                               ----------------------------------
                                Name:  Robert M. Haddock
                                Title:  VP


                            THE JAFFE GROUP:


                            /s/ XXX
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                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


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                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


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                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


                            /s/ XXX
                            XXXX XXXX XXX XXX XXX XXX XXXX XXX XXXXX
                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


                            /s/ XXX
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                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


                            /s/ XXX
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                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


                            /s/ XXX
                            XXXX XXXX XXX XXX XXX XXX XXXX XXX XXXXX
                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


                            /s/ XXX
                            XXXX XXXX XXX XXX XXX XXX XXXX XXX XXXXX
                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


                            /s/ XXX
                            XXXX XXXX XXX XXX XXX XXX XXXX XXX XXXXX
                            XXXXX XXXX XXXX XXXXX XXXX XXXXXX XXXX


                            LESSEE:
                            Hotel Ramada of Nevada

                            By:  /s/ Robert M. Haddock
                               -----------------------------------
                               Name: Robert M. Haddock
                               Title:  VP

                            GUARANTOR:

                            Aztar Corporation


                            By: /s/ Robert M. Haddock
                               -----------------------------------
                               Name:  Robert M. Haddock
                               Title:  VP